UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2006
GRANITE FALLS ENERGY, LLC
(Exact name of small business issuer as specified in its charter)

Minnesota (State or otherjurisdiction of incorporation or organization)	000-51277 (Commission File Number)	41-1997390 (I.R.S. Employer Identification No.)

15045 Highway 23 SE, Granite Falls, MN (Address of principal executive offices)	56241-0216 (Zip Code)
(320) 564-3100
(Issuer’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On October 31, 2006, Granite Falls Energy, LLC dissolved its wholly-owned subsidiary Gopher State Ethanol, LLC by filing a Certificate of Cancellation with the Delaware Secretary of State. At the time of dissolution Gopher State Ethanol, LLC had no assets and conducted no business activities.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE FALLS ENERGY, LLC
Date: November 2, 2006	/s/ Stacie Schuler
Stacie Schuler, Chief Financial Officer